October 6, 2010 Discussion Materials Playboy Enterprises – Special Committee Exhibit (c)(3) PRIVATE AND CONFIDENTIAL

PRIVATE AND CONFIDENTIAL
Table of Contents
I. Situation Overview / Process Update
II. Financial Projections
III. Valuation Summary
Appendix A: Historical Trading Performance and Wall Street Research Views
Appendix B: Public Trading Comparables
Appendix C: Sum-of-the-Parts Analysis
Appendix D: Discounted Cash Flow Analysis
Appendix E: Leveraged Buyout Analysis
Appendix F: Select Precedent Transactions
Appendix G: Miscellaneous
1

PRIVATE AND CONFIDENTIAL I. Situation Overview / Process Update 2

PRIVATE AND CONFIDENTIAL
Raine Diligence Process Timeline
3
7/12/2010 Playboy Enterprises, Inc. (“Playboy” or “Company”) announced that its Board of Directors (“BOD”) received an indication of interest from Hugh Hefner (“Mr. Hefner”) to acquire all outstanding Class A and Class B common shares not currently owned by
Mr. Hefner for $5.50 per share
7/15/2010 FriendFinder submits indication of interest to acquire Playboy for $210mm equity value
1
8/3/2010 Playboy announces that its BOD formed a Special Committee, consisting of Sol Rosenthal and Shing Tao, to evaluate the Company'
s response to the proposal made by Mr. Hefner
9/2/2010 Special Committee finalizes the retention of Raine as its financial advisor
Raine gains access to dataroom and receives package of Playboy diligence materials, including Base Case (without Project Synergy),
Upside Case (with and without Project Synergy) and Downside Case 5-year plans, as submitted to the BOD on July 19, 2010²
9/7/2010 Diligence meeting with Playboy senior management in Chicago
Press release announces that the Playboy Special Committee has hired advisors
Initial calls with Moelis & Company (Mr. Hefner financial advisors), Rizvi Traverse Management and Imperial Capital (FriendFinder
financial advisors)
9/8/2010 Diligence call with Rizvi Traverse Management
9/10/2010 Diligence call with 3
rd
Party financing source
9/13/2010 Diligence call with Lazard Ltd.
Follow-up diligence calls with Moelis & Company and Rizvi Traverse Management
9/14/2010 Diligence meeting with Playboy Executive Vice President and Director, Richard Rosenzweig, in Los Angeles
Update meeting with Special Committee and Kaye Scholer
9/15/2010 Follow-up diligence call with Playboy CEO, Scott Flanders
1.
Implies a $5.93 per share assuming a change of control and fully diluted shares outstanding based on the treasury stock method; all stock options and restricted stock units vest
2.
Lazard valuation materials (Project Mansion) presented to the Playboy BOD on 7/29/2010 where provided to Raine in redacted form; valuation conclusions were omitted

PRIVATE AND CONFIDENTIAL
Raine Diligence Process Timeline (Cont.)
4
9/17/2010 Receipt of Base Case with Project Synergy
Playboy signs Project Synergy Letter of Intent
9/23/2010 Update conference call with Special Committee and Kaye Scholer
9/27/2010 Diligence meeting with Playboy senior management in Los Angeles
9/29/2010 Receipt of Playboy BOD financial update presentation
9/30/2010 Update meeting with Special Committee and Kaye Scholer
10/1/2010 Diligence call with Marc Bell, CEO of FriendFinder, regarding continued interest and ability to finance an acquisition of Playboy
Receipt of finalized Base Case, Base Case with Project Synergy, Upside Case, Upside Case with Project Synergy, and Downside Case
Receipt of 2010 quarterly forecast for all cases
Receipt of Playboy BOD update presentation regarding Project Synergy
Receipt of Playboy BOD Print/Digital segment update presentation
10/5/2010 Diligence meeting with Imperial Capital (FriendFinder financial advisors)
10/6/2010 Update meeting / conference call with the Special Committee and Kaye Scholer

PRIVATE AND CONFIDENTIAL
Mr. Hefner Indication of Interest Overview
On July 12
2010, Playboy announced that its BOD received
an indication of interest from Mr. Hefner to acquire all
outstanding Class A and Class B common shares not currently
owned by Mr. Hefner
$5.50 per share in cash, a 39.6% premium to the prior trading day closing price and premiums of 43.4% and 81.0% over the trailing average 30 day and one year closing price, respectively
Proposal would be in partnership with Rizvi Traverse Management
Mr. Hefner stated in his letter that he is “not interested in any sale or merger of the Company, selling shares to any third party or entering into discussions with any other financial sponsor”
Mr. Hefner expected a Special Committee to be formed to
evaluate the proposed transaction
Mr. Hefner has hired Moelis & Company as his financial advisor with respect to this transaction
Mr. Hefner and Rizvi Traverse Management have contacted major lenders to finance the transaction; commitment source and
relevant financing terms have not been confirmed
Mr. Hefner is “open” to participation of the current senior
management team in the new entity
Mr. Hefner Indication of Interest Value
Mr. Hefner Indication of Interest Summary
($ millions, except per share values)
5
Offer Price $5.50
% Premium to Share Price on 7/09/10 39.6%
% Premium to Share Price on 10/5/10 6.2%
Shares Outstanding ¹ 35.3
Implied Equity Value $194.3
Add: Debt ² 115.0
Less: Cash ² (21.1)
Implied Enterprise Value $288.2
th
Source: Public sources
1. Assumes a change of control and fully diluted shares outstanding based on the treasury stock method; all stock options and restricted stock units vest
2.
As of 10Q (6/30/2010)

PRIVATE AND CONFIDENTIAL
Shareholder Summary
Source: Public filings as of September 2010, Capital IQ
1. Company has informed us that it believes Plainfield does not have voting rights to these shares due to  violations of the Company’s charter
6
As of the latest filings, Mr. Hefner beneficially owned 69.5% of the Class A common stock (1 vote per share)
The Class B stock is nonvoting; therefore Mr. Hefner controls the shareholder vote on matters including the election of directors and approval on transactions which represent a change of control
Class A Class B Total
Shareholders Investor Type Shares Held % Shares Held % Shares Held %
Hugh Hefner Insider 3,381,836 69.5% 7,935,596 27.5% 11,317,432 33.6%
BlackRock Institution - - 2,944,849 10.2% 2,944,849 8.7%
Fidelity Investments Institution - - 2,020,600 7.0% 2,020,600 6.0%
Plainfield Asset Management¹
Hedge Fund 926,700 19.1% - - 926,700 2.8%
Wells Capital Management Institution - - 847,879 2.9% 847,879 2.5%
Afton Capital Management Hedge Fund - - 846,739 2.9% 846,739 2.5%
Pyramis Global Advisors Institution - - 679,800 2.4% 679,800 2.0%
The Vanguard Group Institution 22,850 0.5% 591,595 2.1% 614,445 1.8%
Dimensional Fund Advisors Institution 48,731 1.0% 514,228 1.8% 562,959 1.7%
State Street Global Advisors Institution - - 481,481 1.7% 481,481 1.4%
Trafalgar Asset Managers Limited Hedge Fund - - 469,990 1.6% 469,990 1.4%
Whitebox Advisors Hedge Fund - - 446,405 1.5% 446,405 1.3%
Boyar Asset Management Institution - - 436,078 1.5% 436,078 1.3%
BNY Mellon Asset Management Institution - - 430,214 1.5% 430,214 1.3%
Northern Trust Global Investments Institution - - 299,436 1.0% 299,436 0.9%
Christie Hefner (Former CEO & Director) Insider 72,274 1.5% 198,062 0.7% 270,336 0.8%
Capital Group International Institution 72,274 1.5% 198,062 0.7% 270,336 0.8%
Newcastle Partners Hedge Fund - - 197,500 0.7% 197,500 0.6%
Elkhorn Partners Hedge Fund 102,000 2.1% 90,500 0.3% 192,500 0.6%
Weintraub Capital Management Hedge Fund - - 183,424 0.6% 183,424 0.5%
Others - 237,437 4.9% 9,020,184 31.3% 9,257,621 27.5%
Total 4,864,102 100.0% 28,832,622 100.0% 33,696,724 100.0%

PRIVATE AND CONFIDENTIAL II. Financial Projections 7

PRIVATE AND CONFIDENTIAL
Financial Projections Assumptions
8
Case
2012-2014
Revenue
CAGR
2012-2014
Adjusted
EBITDA
CAGR Assumptions
Base
Case
2.5% 15.0%
Adult TV and digital business are sold in January 2012
One time payment to DIRECTV in 4Q 2010
Entertainment:
onwards, driven by declines in pay-TV subscribers and unfavorable revenue splits
Print:
weakness in International magazines and special editions
Digital:
Licensing:
entertainment venues and international branding initiatives
Corporate and Other:
– Reduction in corporate overhead expenses post 2011 driven by undetermined cost savings
– Restructuring charges of $9.9mm in 2010 and $21.6mm in 2011 for relocation of magazine operations to LA and sub-leasing of the
Chicago office over the remainder of the contract period
Upside
Case
6.1% 29.5%
Adult TV and digital business sale proceeds and timing in line with Base Case
Lower one time payment to DIRECTV in 4Q 2010
Entertainment:
through improved marketing relationships with carriers
Print:
Segment performance in line with Base Case
Digital:
Licensing:
Better than expected operating income profitability by IMG / internal sales and location based entertainment
Corporate and
Other:
Downside
Case
(1.0%) (5.7%)
Adult TV and digital business are sold in January 2012 for less than in the Base Case
Playboy is unable to reach an agreement with DIRECTV in 2011; DIRECTV drops carriage of the Playboy channels and both parties enter into legal proceedings (assumes payment in 2014)
Entertainment:
partially offset by reduced programming investment
Print:
Accelerated declines in US and international subscribers drive higher operating income losses
Digital:
Licensing:
Slower growth of IMG / internal sales and location based entertainment drives lower operating income profitability
Corporate and Other:
–
– $1mm in annual legal expenses to support DIRECTV legal proceedings
Source: Management projections
Despite continuous cost reductions, the segment struggles to achieve break-even operating income from 2011
Segment experiences annual operating income declines, driven by continued losses at the core US magazine and growing
Growth in operating income from branded services and new ventures more than offsets losses in adult content
Strong growth in operating income through 2014, driven by an enhanced Coty relationship, launch of new location-based
Segment is able to reach break-even and grow operating income post 2011 driven by pay-TV subscriber growth
New initiatives are more successful, improving operating income by over 100% versus the Base Case
Higher reduction in corporate overhead expenses through undetermined cost savings
Significant deterioration in revenue and profitability driven by loss of DIRECTV carriage and increased pressure on pay-
Limited success of new initiatives unable to offset losses in Playboy branded and adult content
Increase in cost reductions through undetermined cost savings to right size the operations

PRIVATE AND CONFIDENTIAL
Financial Projections Assumptions (Cont.)
9
Case
2012-2014
Revenue
CAGR
2012-2014
Adjusted
EBITDA
CAGR Assumptions
Base
Case with
Project
Synergy
4.2% 15.0%
Upside
Case with
Project
Synergy
7.2% 24.0%
Impact of Project Synergy predominantly in line with Base Case with Project Synergy
One time payment to DIRECTV in line with Upside Case
Print :
Licensing:
Corporate and Other:
Source: Management projections
Project Synergy assumes Adult TV and digital operations exchanged for one-time payment and future royalty streams from a 3rd party in 2010
–
Majority of the proceeds received in 2011
–
Minimum guarantees on royalty fees for Playboy TV and Playboy.com
–
Print, Alta Loma, new digital ventures and select adult services are retained by Playboy
One time payment to DIRECTV in line with Base Case
         : Segment performance in line with Base Case
                  :Segment performance in line with Base Case
                                        Higher corporate expenses driven by higher bonus compensation and lower available undetermined cost savings versus the Base Case
Print
Licensing
Corporate and Other:
Segment performance in line with Base Case
Segment performance in line with Upside Case
Benefit of undetermined cost savings in line with the Upside Case, partially offset by higher bonus compensation

PRIVATE AND CONFIDENTIAL
Source: Management projections
5-Year Plan Case Comparison – Revenue
($ millions)
10
2011 revenue decline in Project Synergy Cases reflects sale of Adult TV and digital operations as part of the transaction contemplated by Project Synergy
2012 revenue decline in Base, Upside, and Downside Cases reflects sale of Adult TV and digital operations to a 3 rd
party (not Project Synergy)
Without Project Synergy With Project Synergy
218.8 218.8
211.8
218.8 218.8
218.1 218.1
196.7
125.0
125.8
177.7
187.2
154.1
130.7
133.6
182.0
197.5
152.4
136.8
143.2
186.7
210.9
151.2
141.9
153.5
0.0
50.0
100.0
150.0
200.0
250.0
Base Upside Downside Base with Project Synergy Upside with Project Synergy
2010E 2011E 2012E 2013E 2014E

PRIVATE AND CONFIDENTIAL
17.3 17.3
10.6
17.3 17.3
14.8
13.7
4.9
19.8 19.8
20.3
26.0
11.0
26.2
30.6
23.9
33.6
10.4
30.9
38.4
26.9
43.5
9.8
34.7
47.1
0.0
5.0
10.0
15.0
20.0
25.0
30.0
35.0
40.0
45.0
50.0
Base Upside Downside Base with Project Synergy Upside with Project Synergy
2010E 2011E 2012E 2013E 2014E
Source: Management projections
1.Includes legal expenses related to Mexican litigation, impairment charges related to capitalized programming costs and one time expenses related to Mr. Hefner’s indication of interest
5-Year Plan Case Comparison – Adjusted EBITDA
($ millions)
11
– Raine has included stock based compensation in Adjusted EBITDA (differs from management approach where stock based compensation is backed out of
Adjusted EBITDA)
Adjusted EBITDA growth from 2012 through 2014 driven primarily by the Licensing segment performance, offset by varied performance in other segments
Without Project Synergy With Project Synergy
Adjusted EBITDA excludes the DIRECTV payment, restructuring costs, and other extraordinary expenses¹ and adjusts for cash programming investments

PRIVATE AND CONFIDENTIAL III. Valuation Summary 12

PRIVATE AND CONFIDENTIAL
$2.05
$0.52
$1.49
$0.75
$4.33
$1.46
$2.59
$3.04
$2.22
$4.00
$2.74
$5.11
$3.32
$2.89
$3.78
$3.05
$5.50
$5.55
$7.33
$5.02
$5.30
$4.50
$0.00 $2.00 $4.00 $6.00 $8.00
Valuation Summary
Base Case
($ per Share)
LTM Trading
Range
Wall Street
Research
Discounted Cash
Flow Analysis
Methodology
Illustrative Price per Share ($) Commentary
Precedent
Transactions
13
Sum-of-the-Parts
Public Trading
Comparables
Leveraged Buyout
Analysis
Share Price Prior to Mr. Hefner Proposal
($3.94)
Mr. Hefner Proposal Price
($5.50)
Includes value of Non Operating Assets (Mansion, Art, NOLs)
Closing Price – High: $5.55 (7/12/2010)
Closing Price – Low: $2.74 (10/28/2009)
RBC – Prior to proposal: $4.00 (6/29/10); post proposal: $5.50 (8/5/10)
Carris – Prior to proposal: $4.00 (6/30/10); post proposal: $5.00 (8/5/10)
Based on 2012E Adjusted EBITDA by segment
Applies 2012E EBITDA trading multiple ranges for public companies in comparable industries
Adjusted for proceeds from planned sale of Adult assets in 2012
2012E Adjusted EBITDA of $20.3mm
Diversified Media 2012E EBITDA multiple range:  5.0x – 7.5x
Adjusted for proceeds from planned sale of Adult assets in 2012
2012E Adjusted EBITDA of $20.3mm
Precedent Transactions NTM EBITDA multiple range: 8.0x– 14.0x
Value discounted 1 year using Playboy midpoint WACC of 11.0%
Based on select public Diversified Media, Publishing, Content and Licensing transactions over $100mm
Adjusted for proceeds from planned sale of Adult assets in 2012
4 year Discounted Cash Flow analysis
WACC: 10.0% – 12.0%
2014 Exit Multiple: 6.0x – 10.0x
Implied Terminal Growth Rate: 0.8% – 3.1%
4 year Leveraged Buyout analysis
Target IRR%: 20.0% – 30.0%
2014 Exit Multiple: 6.0x – 10.0x
Leverage: 3.5x – 4.5x 2012E Adjusted EBITDA

PRIVATE AND CONFIDENTIAL
$3.21
$2.93
$2.35
$1.58
$5.90
$3.08
$5.09
$4.48
$3.42
$4.00
$2.74
$7.07
$6.13
$6.59
$5.06
$4.30
$5.50
$5.55
$9.70
$8.80
$7.13
$6.10
$0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00
Valuation Summary
Upside Case
($ per Share)
LTM Trading
Range
Wall Street
Research
Discounted Cash
Flow Analysis
Methodology
Illustrative Price per Share ($) Commentary
Precedent
Transactions
14
Sum-of-the-Parts
Public Trading
Comparables
Leveraged Buyout
Analysis
Share Price Prior to Mr. Hefner Proposal
($3.94)
Mr. Hefner Proposal Price
($5.50)
Includes value of Non Operating Assets (Mansion, Art, NOLs)
Closing Price – High: $5.55 (7/12/2010)
Closing Price – Low: $2.74 (10/28/2009)
RBC – Prior to proposal: $4.00 (6/29/10); post proposal: $5.50 (8/5/10)
Carris – Prior to proposal: $4.00 (6/30/10); post proposal: $5.00 (8/5/10)
Based on 2012E Adjusted EBITDA by segment
Applies 2012E EBITDA trading multiple ranges for public companies in comparable industries
Adjusted for proceeds from planned sale of Adult assets in 2012
2012E Adjusted EBITDA of $26.0mm
Diversified Media 2012E EBITDA multiple range:  5.0x – 7.5x
Adjusted for proceeds from planned sale of Adult assets in 2012
2012E Adjusted EBITDA of $26.0mm
Precedent Transactions NTM EBITDA multiple range: 8.0x – 14.0x
Value discounted 1 year using Playboy midpoint WACC of 11.0%
Based on select public Diversified Media, Publishing, Content and Licensing transactions over $100mm
Adjusted for proceeds from planned sale of Adult assets in 2012
4 year Discounted Cash Flow analysis
WACC: 10.0% – 12.0%
2014 Exit Multiple: 6.0x – 10.0x
Implied Terminal Growth Rate: (0.8%) – 2.1%
4 year Leveraged Buyout analysis
Target IRR%: 20.0% – 30.0%
2014 Exit Multiple: 6.0x – 10.0x
Leverage: 3.5x – 4.5x 2012E Adjusted EBITDA

PRIVATE AND CONFIDENTIAL
($0.16)
($2.87)
($0.01)
($0.87)
$1.52
($0.49)
($2.04)($1.22)
$0.54
($0.06)
$4.00
$2.74
$1.59
($0.02)
$1.66
$0.80
$5.50
$5.55
$3.25
($0.34)
$2.21
$1.61
($4.00) ($2.00) $0.00 $2.00 $4.00 $6.00 $8.00
Valuation Summary
Downside Case
($ per Share)
LTM Trading
Range
Wall Street
Research
Discounted Cash
Flow Analysis
Methodology
Illustrative Price per Share ($) Commentary
Precedent
Transactions
15
Sum-of-the-Parts
Public Trading
Comparables
Leveraged Buyout
Analysis
Share Price Prior to Mr. Hefner Proposal
($3.94)
Mr. Hefner Proposal Price
($5.50)
Includes value of Non Operating Assets (Mansion, Art, NOLs)
Closing Price – High: $5.55 (7/12/2010)
Closing Price – Low: $2.74 (10/28/2009)
RBC – Prior to proposal: $4.00 (6/29/10); post proposal: $5.50 (8/5/10)
Carris – Prior to proposal: $4.00 (6/30/10); post proposal: $5.00 (8/5/10)
Based on 2012E Adjusted EBITDA by segment
Applies 2012E EBITDA trading multiple ranges for public companies in comparable industries
Adjusted for proceeds from planned sale of Adult assets in 2012
2012E Adjusted EBITDA of $11.0mm
Diversified Media 2012E EBITDA multiple range:  5.0x – 7.5x
Adjusted for proceeds from planned sale of Adult assets in 2012
2012E Adjusted EBITDA of $11.0mm
Precedent Transactions NTM EBITDA multiple range: 8.0x– 14.0x
Value discounted 1 year using Playboy midpoint WACC of 11.0%
Based on select public Diversified Media, Publishing, Content and Licensing transactions over $100mm
Adjusted for proceeds from planned sale of Adult assets in 2012
4 year Discounted Cash Flow analysis
WACC: 10.0% – 12.0%
2014 Exit Multiple: 6.0x – 10.0x
Implied Terminal Growth Rate: N/A
4 year Leveraged Buyout analysis
Target IRR%: 20.0% – 30.0%
2014 Exit Multiple: 6.0x – 10.0x
Leverage: 3.5x – 4.5x 2012E Adjusted EBITDA

PRIVATE AND CONFIDENTIAL
$3.94
$2.60
$2.88
$2.32
$6.54
$2.88
$4.70
$5.19
$4.15
$4.00
$2.74
$7.84
$5.38
$5.54
$5.51
$4.96
$5.50
$5.55
$10.39
$7.68
$7.76
$6.74
$0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00
Valuation Summary
Base Case with Project Synergy
($ per Share)
LTM Trading
Range
Wall Street
Research
Discounted Cash
Flow Analysis
Methodology
Illustrative Price per Share ($) Commentary
Precedent
Transactions
16
Sum-of-the-Parts
Public Trading
Comparables
Leveraged Buyout
Analysis
Share Price Prior to Mr. Hefner Proposal
($3.94)
Mr. Hefner Proposal Price
($5.50)
Includes value of Non Operating Assets (Mansion, Art, NOLs)
Closing Price – High: $5.55 (7/12/2010)
Closing Price – Low: $2.74 (10/28/2009)
RBC – Prior to proposal: $4.00 (6/29/10); post proposal: $5.50 (8/5/10)
Carris – Prior to proposal: $4.00 (6/30/10); post proposal: $5.00 (8/5/10)
Based on 2012E Adjusted EBITDA by segment
Applies 2012E EBITDA trading multiple ranges for public companies in comparable industries
Adjusted for proceeds from Project Synergy transaction in 2010 and 2011
2012E Adjusted EBITDA of $26.2mm
Diversified Media 2012E EBITDA multiple range:  5.0x – 7.5x
Adjusted for proceeds from Project Synergy transaction in 2010 and 2011
2012E Adjusted EBITDA of $26.2mm
Precedent Transactions NTM EBITDA multiple range: 8.0x– 14.0x
Value discounted 1 year using Playboy midpoint WACC of 11.0%
Based on select public Diversified Media, Publishing, Content and Licensing transactions over $100mm
Adjusted for proceeds from Project Synergy transaction in 2010 and 2011
4 year Discounted Cash Flow analysis
WACC: 10.0% – 12.0%
2014 Exit Multiple: 6.0x – 10.0x
Implied Terminal Growth Rate: (0.4%) – 2.3%
4 year Leveraged Buyout analysis
Target IRR%: 20.0% – 30.0%
2014 Exit Multiple: 6.0x – 10.0x
Leverage: 3.5x – 4.5x 2012E Adjusted EBITDA

PRIVATE AND CONFIDENTIAL
$4.81
$4.29
$3.58
$2.94
$7.47
$4.04
$6.23
$6.03
$5.06
$4.00
$2.74
$9.36
$7.44
$8.25
$6.27
$5.64
$5.50
$5.55
$11.98
$10.23
$8.67
$7.71
$0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00
Valuation Summary
Upside Case with Project Synergy
($ per Share)
LTM Trading
Range
Wall Street
Research
Discounted Cash
Flow Analysis
Methodology
Illustrative Price per Share ($) Commentary
Precedent
Transactions
17
Sum-of-the-Parts
Public Trading
Comparables
Leveraged Buyout
Analysis
Share  Price Prior to Mr. Hefner Proposal
($3.94)
Mr. Hefner Proposal Price
($5.50)
Includes value of Non Operating Assets (Mansion, Art, NOLs)
Closing Price – High: $5.55 (7/12/2010)
Closing Price – Low: $2.74 (10/28/2009)
RBC – Prior to proposal: $4.00 (6/29/10); post proposal: $5.50 (8/5/10)
Carris – Prior to proposal: $4.00 (6/30/10); post proposal: $5.00 (8/5/10)
Based on 2012E Adjusted EBITDA by segment
Applies 2012E EBITDA trading multiple ranges for public companies in comparable industries
Adjusted for proceeds from Project Synergy transaction in 2010 and 2011
2012E Adjusted EBITDA of $30.6mm
Diversified Media 2012E EBITDA multiple range:  5.0x – 7.5x
Adjusted for proceeds from Project Synergy transaction in 2010 and 2011
2012E Adjusted EBITDA of $30.6mm
Precedent Transactions NTM EBITDA multiple range: 8.0x– 14.0x
Value discounted 1 year using Playboy midpoint WACC of 11.0%
Based on select public Diversified Media, Publishing, Content and Licensing transactions over $100mm
Adjusted for proceeds from Project Synergy transaction in 2010 and 2011
4 year Discounted Cash Flow analysis
WACC: 10.0% – 12.0%
2014 Exit Multiple: 6.0x – 10.0x
Implied Terminal Growth Rate: (0.9%) – 2.0%
4 year Leveraged Buyout analysis
Target IRR%: 20.0% – 30.0%
2014 Exit Multiple: 6.0x – 10.0x
Leverage: 3.5x – 4.5x 2012E Adjusted EBITDA

PRIVATE AND CONFIDENTIAL Appendix A: Historical Trading Performance and Wall Street Research Views 18

$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
Oct-07
Mar-08
Aug-08
Jan-09
Jun-09
Nov-09
May-10

Historical Public Trading Performance
Stock Price Performance – Last Three Years
19
7/12/2010: Playboy
announces Mr. Hefner’s
indication of interest to
acquire all outstanding Class A
and Class B common shares
not currently owned by Mr.
Hefner for $5.50 per share
7/15/2010: FriendFinder
submits indication of
interest for $210mm¹
equity value
11/12/09: Playboy
reportedly in sale
talks with Iconix
10/17/08: Playboy
announces downsizing;
55 employees are laid
off, consolidates
facilities, and reduces
travel and overtime
03/09/09: Bob Meyers,
President of Media,
announces plans to leave
Playboy.  Jerome Kern is
named interim President.
06/01/09: Scott
Flanders elected
CEO of Playboy
Before
7/12/2010
High² Low² High² Low²
3 yr 11.84 1.06 11.84 1.06
2 yr 5.55 1.06 5.25 1.06
1 yr 5.55 2.74 4.78 2.35
6 mo 5.55 3.16 4.61 3.14
3 mo 5.55 3.93 4.61 3.16
12/08/08: Christie
Hefner announces
plans to step down
as Playboy CEO
and Chairman
PRIVATE AND CONFIDENTIAL
Source: Public sources, Capital IQ
1. Implies a $5.93 per share assuming a change of control and fully diluted shares outstanding based on the treasury stock method; all stock options and restricted stock units vest
2. Represents closing price

Shares Traded (mm)

Shares Traded (mm)

Shares Traded (mm)

Shares Traded (mm)

RAINE

PRIVATE AND CONFIDENTIAL
Shares Traded Volume by Closing Price – Since Proposal¹
,
²
(Since the proposal, 32.1mm shares have been traded – 151% of free float³)
Shares Traded Volume by Closing Price – 3 Months Prior to Proposal¹
,
²
(During the 3 months prior to the proposal, 10.5mm shares were traded)
Shares Traded Volume by Closing Price – 6 Months Prior to Proposal¹
,
²
(During the 6 months prior to the proposal, 19.3mm shares were traded)
Shares Traded Volume by Closing Price – 12 Months Prior to Proposal¹
,
²
(During the 12 months prior to the proposal, 68.5mm shares were traded)
Source: Capital IQ
1.Represents volume traded by closing price of Class B shares
2.Mr. Hefner proposal announced on 07/12/2010
3.21.3mm shares are in free float
Recent Trading Activity by Volume
20
Share Price Range ($)
Share Price Range ($)
Share Price Range ($)
Share Price Range ($)
5.4
7.9
5.5
0.4
0
3
6
9
$3.00 - $3.49 $3.50 - $3.99 $4.00 - $4.49 $4.50 - $4.99
0.3
4.2
5.5
0.4
0
3
6
9
$3.00 - $3.49 $3.50 - $3.99 $4.00 - $4.49 $4.50 - $4.99
5.3
10.0
15.1
17.9
12.9
7.4
0
5
10
15
20
$2.00 - $2.49 $2.50 - $2.99 $3.00 - $3.49 $3.50 - $3.99 $4.00 - $4.49 $4.50 - $4.99
0.8
12.7
18.7
0
5
10
15
20
$4.50 - $4.99 $5.00 - $5.49 $5.50 - $5.55

PRIVATE AND CONFIDENTIAL
Analysis at Various Prices
21
Day Before
Mr. Hefner
Proposal
(7/9/10)
Current Price
(10/5/10)
Mr. Hefner
Proposal
FriendFinder
Proposal
Share Price $3.94 $5.18 $5.50 $5.93 $6.00 $6.25 $6.50 $6.75 $7.00 $7.25 $7.50
Premium to 7/9/2010 0.0% 31.5% 39.6% 50.6% 52.3% 58.6% 65.0% 71.3% 77.7% 84.0% 90.4%
Premium to Current (23.9%) 0.0% 6.2% 14.5% 15.8% 20.7% 25.5% 30.3% 35.1% 40.0% 44.8%
Shares Outstanding ¹ 34.9 35.3 35.3 35.4 35.4 35.4 35.5 35.5 35.5 35.6 35.6
Equity Value $137.7 $182.7 $194.3 $210.0 $212.4 $221.5 $230.6 $239.7 $248.8 $257.9 $267.0
Plus Debt 115.0 115.0 115.0 115.0 115.0 115.0 115.0 115.0 115.0 115.0 115.0
Less Cash (21.1) (21.1) (21.1) (21.1) (21.1) (21.1) (21.1) (21.1) (21.1) (21.1) (21.1)
Enterprise Value $231.6 $276.6 $288.2 $303.9 $306.3 $315.4 $324.5 $333.6 $342.7 $351.8 $360.9
Base - Adjusted EBITDA Multiple
Adjusted EBITDA
2010E $17.3 13.4x 16.0x 16.6x 17.5x 17.7x 18.2x 18.7x 19.3x 19.8x 20.3x 20.8x
2011E $14.8 15.7x 18.7x 19.5x 20.6x 20.8x 21.4x 22.0x 22.6x 23.2x 23.8x 24.5x
2012E $20.3 11.4x 13.6x 14.2x 15.0x 15.1x 15.5x 16.0x 16.4x 16.9x 17.3x 17.8x
Upside - Adjusted EBITDA Multiple
Adjusted EBITDA
2010E $17.3 13.4x 16.0x 16.6x 17.5x 17.7x 18.2x 18.7x 19.3x 19.8x 20.3x 20.8x
2011E $13.7 16.9x 20.1x 21.0x 22.1x 22.3x 23.0x 23.6x 24.3x 24.9x 25.6x 26.3x
2012E $26.0 8.9x 10.7x 11.1x 11.7x 11.8x 12.2x 12.5x 12.9x 13.2x 13.6x 13.9x
Downside - Adjusted EBITDA Multiple
Adjusted EBITDA
2010E $10.6 21.9x 26.1x 27.2x 28.7x 29.0x 29.8x 30.7x 31.5x 32.4x 33.2x 34.1x
2011E $4.9 47.1x 56.3x 58.6x 61.8x 62.3x 64.2x 66.0x 67.9x 69.7x 71.6x 73.4x
2012E $11.0 21.0x 25.0x 26.1x 27.5x 27.7x 28.6x 29.4x 30.2x 31.0x 31.9x 32.7x
Base with Project Synergy - Adjusted EBITDA Multiple
Adjusted EBITDA
2010E $17.3 13.4x 16.0x 16.6x 17.5x 17.7x 18.2x 18.7x 19.3x 19.8x 20.3x 20.8x
2011E $19.8 11.7x 13.9x 14.5x 15.3x 15.4x 15.9x 16.4x 16.8x 17.3x 17.7x 18.2x
2012E $26.2 8.8x 10.5x 11.0x 11.6x 11.7x 12.0x 12.4x 12.7x 13.1x 13.4x 13.8x
Upside with Project Synergy - Adjusted EBITDA Multiple
Adjusted EBITDA
2010E $17.3 13.4x 16.0x 16.6x 17.5x 17.7x 18.2x 18.7x 19.3x 19.8x 20.3x 20.8x
2011E $19.8 11.7x 13.9x 14.5x 15.3x 15.4x 15.9x 16.4x 16.8x 17.3x 17.7x 18.2x
2012E $30.6 7.6x 9.0x 9.4x 9.9x 10.0x 10.3x 10.6x 10.9x 11.2x 11.5x 11.8x
Source: Management projections
1. Assumes a change of control and fully diluted shares outstanding based on the treasury stock method; all stock options and restricted stock units vest

RBC Capital Markets		
	Caris & Company		
	RBC Capital Markets		
	Caris & Company		

Caris & Company

RBC Capital Markets

RAINE

PRIVATE AND CONFIDENTIAL
Research Summary
Source: Wall Street research, Bloomberg
22
Analyst Target Prices Analyst Commentary
Date Name Recommendation Price Target ($)
Pre-Mr. Hefner Indication of Interest
6/29/10 Hold 4.00
6/30/10 Hold 4.00
Post-Mr. Hefner Indication of Interest
8/05/10 Hold 5.00
8/05/10 Hold 5.50
Average Target Post Mr. Hefner Indication of Interest $5.25
Premium to Current Share Price (10/5/2010) 1.4%
Carris & Company
8/05/2010
” At $5.50/share, Mr. Hefner’s bid equates to 14.6x TTM
adjusted EBITDA on an EV basis (inclusive of programming
expenses). That being said, we advise investors to proceed with caution,
as 1. Mr. Hefner’s financing is not yet hard on his current
offer; 2. There can be no guarantee that Mr. Hefner will receive the financing to support a higher bid; 3. Mr. Hefner will likely reject any third-party bid above $5.50, (including that of Marc
Bell); 4. The current offer could be dropped if CEO Scott Flanders convinces the board to support a plan to raise the stock price organically through core fundamentals”
RBC Capital Markets
7/13/2010
” Management’s primary goal is to transform Playboy
into a “brand management” company from a traditional “media
company”, and a major component of this transformation is to drive licensing…This would imply that total licensing revenue in
2012 could be ~$60mm (assuming no growth in non-Asia
licensing) and that figure could be closer to ~$70mm assuming some growth (~10.5% CAGR) outside of Asia. If total licensing revenue reaches $70mm in 2012, we think that segment alone
could be worth ~$5 in present value terms”

PRIVATE AND CONFIDENTIAL Appendix B: Public Trading Comparables 23

PRIVATE AND CONFIDENTIAL
Source: Public filings, Wall Street research, Capital IQ
Note:  As of 10/5/2010
Public Trading Comparables – Diversified Media
24
EV / EBITDA (x)
Share Price ($)
% of 52 - Week
High
Market Cap
($mm)
Enterprise Value
($mm) LTM 2010E 2011E 2012E
DIVERSIFIED MEDIA
Time Warner $30.60 89.8% $34,401 $45,268 6.9x 7.2x 6.7x 6.4x
Viacom $36.73 99.1% $22,544 $28,388 7.9x 7.9x 7.0x 6.7x
Disney $33.83 89.1% $65,900 $80,318 9.6x 8.8x 8.0x 7.4x
News Corp $13.55 79.7% $37,130 $33,912 6.0x 5.6x 5.1x 4.8x
DIVERSIFIED MEDIA – AVERAGE 7.6x 7.4x 6.7x 6.3x
DIVERSIFIED MEDIA – MEDIAN 7.4x 7.6x 6.8x 6.5x
DIVERSIFIED MEDIA – HIGH 9.6x 8.8x 8.0x 7.4x
DIVERSIFIED MEDIA – LOW 6.0x 5.6x 5.1x 4.8x

PRIVATE AND CONFIDENTIAL
Diversified Media Growth / Margin Comparison
Bubble size based on current Enterprise Value
25
Source: Public filings, Wall Street research, Capital IQ, Management projections
Playboy (Downside)
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
(2.0%) (1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0%
2012E - 2014E Revenue Growth (%)
Disney
Time
Warner
News Corp
Viacom
Playboy
(Upside with Project Synergy)
Playboy
(Base with Project Synergy)
Playboy (Base)
Playboy (Upside)

PRIVATE AND CONFIDENTIAL Appendix C: Sum-of-the-Parts Analysis 26

PRIVATE AND CONFIDENTIAL
Source: Public filings, Wall Street research, Capital IQ
Note: As of 10/5/2010
Public Trading Comparables – Segment Specific
27
EV / EBITDA (x)
Share Price ($)
% of 52 - Week
High
Market Cap
($mm)
Enterprise Value
($mm) LTM 2010E 2011E 2012E
BRAND LICENSING
Iconix $17.90 93.8% $1,333 $1,921 10.2x 9.1x 8.5x 7.3x
PUBLISHING
Meredith $33.07 86.8% $1,493 $1,744 7.8x 6.8x 7.3x 6.8x
New York Times $7.86 52.9% $1,147 $1,682 3.8x 4.4x 4.4x 4.3x
Gannett $12.60 64.0% $3,006 $5,517 4.5x 4.3x 4.3x 4.0x
PUBLISHING – AVERAGE 5.4x 5.1x 5.4x 5.0x
PUBLISHING – MEDIAN 4.5x 4.4x 4.4x 4.3x
PUBLISHING – HIGH 7.8x 6.8x 7.3x 6.8x
PUBLISHING – LOW 3.8x 4.3x 4.3x 4.0x
ENTERTAINMENT CONTENT
Discovery Communications $43.89 98.9% $18,005 $20,480 14.9x 12.5x 11.3x 10.5x
Scripps Networks $47.56 98.9% $8,000 $9,163 13.1x 10.4x 9.1x 8.0x
WWE $13.30 70.2% $978 $784 8.4x 8.0x 7.0x 6.1x
Liberty Starz $65.55 99.2% $3,450 $2,550 6.7x 6.4x 6.0x 5.4x
Outdoor Channel $6.27 84.7% $162 $105 11.7x 11.9x 10.2x NA
ENTERTAINMENT CONTENT – AVERAGE 11.0x 9.9x 8.7x 7.5x
ENTERTAINMENT CONTENT – MEDIAN 11.7x 10.4x 9.1x 7.0x
ENTERTAINMENT CONTENT – HIGH 14.9x 12.5x 11.3x 10.5x
ENTERTAINMENT CONTENT – LOW 6.7x 6.4x 6.0x 5.4x

PRIVATE AND CONFIDENTIAL
Entertainment Segment Growth / Margin Comparison
Bubble size based on current Enterprise Value except for Playboy segments
28
Playboy Entertainment
(Base with Project Synergy)
Playboy Entertainment
(Upside with Project Synergy)
Discovery Communications
Scripps Networks
Liberty Starz
Playboy Entertainment
(Upside)
WWE
Playboy Entertainment
(Downside)
Playboy Entertainment
(Base)
Outdoor Channel
(10.0%)
10.0%
30.0%
50.0%
70.0%
90.0%
(8.0%) (4.0%) 0.0% 4.0% 8.0% 12.0%
2012E - 2014E Revenue Growth (%)
²
¹
Source: Public filings, Wall Street research, Capital IQ, Management projections
1.Represents 2010E – 2012E Revenue growth
2.Represents 2009E – 2011E Revenue growth; 2011E EBITDA Margin

PRIVATE AND CONFIDENTIAL
Publishing Segment Growth / Margin Comparison
Bubble size based on current Enterprise Value except for Playboy segments
29
1
Source: Public filings, Wall Street research, Capital IQ, Management projections
1.Represents 2010E – 2012E Revenue growth
Playboy Print / Digital
(Base with Project Synergy)
Playboy Print / Digital
(Downside)
Gannett
New York Times
Playboy Print / Digital
(Base)
Meredith
Playboy Print / Digital
(Upside)
Playboy Print/Digital
(Upside with Project Synergy)
(10.0%)
0.0%
10.0%
20.0%
30.0%
(6.0%) (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0%
2012E - 2014E Revenue Growth (%)

PRIVATE AND CONFIDENTIAL
Playboy Licensing
(Base with Project Synergy)
Playboy Licensing
(Downside)
Playboy Licensing
(Upside with Project Synergy)
Iconix
Playboy Licensing
(Base)
Playboy Licensing
(Upside)
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
2.0% 4.0% 6.0% 8.0% 10.0% 12.0%
Licensing Segment Growth / Margin Comparison
Bubble size based on current Enterprise Value except for Playboy segments
30
¹
Source: Public filings, Wall Street research, Capital IQ, Management projections
1.Represents 2010E – 2012E Revenue growth
2012E - 2014E Revenue Growth (%)

PRIVATE AND CONFIDENTIAL
Sum-of-the-Parts Analysis
Base Case
($ millions, except per share values)
31
Segement
2012E
Adjusted EBITDA Low Multiple High Multiple Low Enterprise Value High Enterprise Value
Entertainment 1.0 5.5x 10.0x $5.7 $10.5
Print / Digital 3.7 4.0x 7.0x 14.9 26.1
Licensing 38.5 6.5x 7.5x 249.9 288.4
Corporate ¹ (22.1) 6.5x 6.5x (144.0) (144.0)
Total 21.1 $126.7 $181.0
Less: Debt ($115.0) ($115.0)
Plus: Cash $21.1 $21.1
Plus: Discounted Proceeds from Sale of Assets ² $18.0 $18.0
Total Equity Value $50.8 $105.1
Shares Outstanding ³ 34.2 34.6
Implied Share Price $1.49 $3.04
Plus Non Operating Assets: Low Value High Value Implied Share Price
Plus: Mansion and Art
4
56.9 56.9 $1.67 $1.65
Plus: NOLs
5
21.4 21.4 $0.63 $0.62
Subtotal of Non Operating Assets 78.4 78.4 $2.29 $2.27
Total Implied Share Price (incl. Non Operating Assets) $3.78 $5.30
Source: Management projections
1. Assume corporate multiple as the average of the Diversified Media comparables (DIS, TWX, VIA, NWS)
2. Sale of assets discounted using a 11.0% WACC
3. Assumes a change of control and fully diluted shares outstanding based on the treasury stock method; all stock options and restricted stock units vest
4. Assumes mansion and art is sold in 1.5 years time at a 11.0% WACC, all tax related to sale is shielded by NOLs
5. Assumes a 11.0% WACC on NOL tax benefits

PRIVATE AND CONFIDENTIAL
Sum-of-the-Parts Analysis
Upside Case
($ millions, except per share values)
32
Segement
2012E
Adjusted EBITDA Low Multiple High Multiple Low Enterprise Value High Enterprise Value
Entertainment 4.8 5.5x 10.0x $26.5 $48.1
Print / Digital 4.8 4.0x 7.0x 19.1 33.4
Licensing 40.2 6.5x 7.5x 261.6 301.9
Corporate ¹ (23.1) 6.5x 6.5x (150.5) (150.5)
Total 26.7 $156.7 $233.0
Less: Debt ($115.0) ($115.0)
Plus: Cash $21.1 $21.1
Plus: Discounted Proceeds from Sale of Assets ² $18.0 $18.0
Total Equity Value $80.9 $157.1
Shares Outstanding ³ 34.4 35.1
Implied Share Price $2.35 $4.48
Plus Non Operating Assets: Low Value High Value Implied Share Price
Plus: Mansion and Art
4
56.9 56.9 $1.66 $1.62
Plus: NOLs
5
36.4 36.4 $1.06 $1.04
Subtotal of Non Operating Assets 93.3 93.3 $2.71 $2.66
Total Implied Share Price (incl. Non Operating Assets) $5.06 $7.13
Source: Management projections
1. Assume corporate multiple as the average of the Diversified Media comparables (DIS, TWX, VIA, NWS)
2. Sale of assets discounted using a 11.0% WACC
3. Assumes a change of control and fully diluted shares outstanding based on the treasury stock method; all stock options and restricted stock units vest
4. Assumes mansion and art is sold in 1.5 years time at a 11.0% WACC, all tax related to sale is shielded by NOLs
5. Assumes a 11.0% WACC on NOL tax benefits

PRIVATE AND CONFIDENTIAL
Sum-of-the-Parts Analysis
Downside Case
($ millions, except per share values)
33
Segement
2012E
Adjusted EBITDA Low Multiple High Multiple Low Enterprise Value High Enterprise Value
Entertainment (0.1) 5.5x 10.0x ($0.7) ($1.2)
Print / Digital (5.4) 4.0x 7.0x (21.6) (37.9)
Licensing 35.6 6.5x 7.5x 231.3 266.8
Corporate ¹ (19.1) 6.5x 6.5x (124.5) (124.5)
Total 10.9 $84.5 $103.3
Less: Debt ($115.0) ($115.0)
Plus: Cash $21.1 $21.1
Plus: Discounted Proceeds from Sale of Assets ² $9.0 $9.0
Total Equity Value ($0.4) $18.4
Shares Outstanding ³ 34.1 34.1
Implied Share Price ($0.01) $0.54
Plus Non Operating Assets: Low Value High Value Implied Share Price
Plus: Mansion and Art
4
56.9 56.9 $1.67 $1.67
Plus: NOLs
5
0.0 0.0 $0.00 $0.00
Subtotal of Non Operating Assets 56.9 56.9 $1.67 $1.67
Total Implied Share Price (incl. Non Operating Assets) $1.66 $2.21
Source: Management projections
1. Assume corporate multiple as the average of the Diversified Media comparables (DIS, TWX, VIA, NWS)
2. Sale of assets discounted using a 11.0% WACC
3. Assumes a change of control and fully diluted shares outstanding based on the treasury stock method; all stock options and restricted stock units vest
4. Assumes mansion and art is sold in 1.5 years time at a 11.0% WACC, all tax related to sale is shielded by NOLs
5. Assumes a 11.0% WACC on NOL tax benefits

PRIVATE AND CONFIDENTIAL
Sum-of-the-Parts Analysis
Base Case with Project Synergy
($ millions, except per share values)
34
Segement
2012E
Adjusted EBITDA Low Multiple High Multiple Low Enterprise Value High Enterprise Value
Entertainment 5.8 5.5x 10.0x $31.7 $57.7
Print / Digital 6.3 4.0x 7.0x 25.3 44.3
Licensing 38.5 6.5x 7.5x 249.9 288.4
Corporate ¹ (24.0) 6.5x 6.5x (156.0) (156.0)
Total 26.6 $151.0 $234.5
Less: Debt ($115.0) ($115.0)
Plus: Cash $21.1 $21.1
Plus: Discounted Proceeds from Sale of Assets ² $42.4 $42.4
Total Equity Value $99.5 $183.0
Shares Outstanding ³ 34.5 35.3
Implied Share Price $2.88 $5.19
Plus Non Operating Assets: Low Value High Value Implied Share Price
Plus: Mansion and Art
4
56.9 56.9 $1.65 $1.61
Plus: NOLs
5
33.9 33.9 $0.98 $0.96
Subtotal of Non Operating Assets 90.8 90.8 $2.63 $2.57
Total Implied Share Price (incl. Non Operating Assets) $5.51 $7.76
Source: Management projections
1. Assume corporate multiple as the average of the Diversified Media comparables (DIS, TWX, VIA, NWS)
2. Sale of assets discounted using a 11.0% WACC
3. Assumes a change of control and fully diluted shares outstanding based on the treasury stock method; all stock options and restricted stock units vest
4. Assumes mansion and art is sold in 1.5 years time at a 11.0% WACC, all tax related to sale is shielded by NOLs
5. Assumes a 11.0% WACC on NOL tax benefits

PRIVATE AND CONFIDENTIAL
Sum-of-the-Parts Analysis
Upside Case with Project Synergy
($ millions, except per share values)
35
Segement
2012E
Adjusted EBITDA Low Multiple High Multiple Low Enterprise Value High Enterprise Value
Entertainment 5.8 5.5x 10.0x $31.7 $57.7
Print / Digital 7.5 4.0x 7.0x 30.1 52.7
Licensing 40.2 6.5x 7.5x 261.6 301.9
Corporate ¹ (22.6) 6.5x 6.5x (147.2) (147.2)
Total 30.9 $176.3 $265.1
Less: Debt ($115.0) ($115.0)
Plus: Cash $21.1 $21.1
Plus: Discounted Proceeds from Sale of Assets ² $42.4 $42.4
Total Equity Value $124.8 $213.6
Shares Outstanding ³ 34.8 35.4
Implied Share Price $3.58 $6.03
Plus Non Operating Assets: Low Value High Value Implied Share Price
Plus: Mansion and Art
4
56.9 56.9 $1.64 $1.61
Plus: NOLs
5
36.5 36.5 $1.05 $1.03
Subtotal of Non Operating Assets 93.4 93.4 $2.68 $2.64
Total Implied Share Price (incl. Non Operating Assets) $6.27 $8.67
Source: Management projections
1. Assume corporate multiple as the average of the Diversified Media comparables (DIS, TWX, VIA, NWS)
2. Sale of assets discounted using a 11.0% WACC
3. Assumes a change of control and fully diluted shares outstanding based on the treasury stock method; all stock options and restricted stock units vest
4. Assumes mansion and art is sold in 1.5 years time at a 11.0% WACC, all tax related to sale is shielded by NOLs
5. Assumes a 11.0% WACC on NOL tax benefits

PRIVATE AND CONFIDENTIAL Appendix D: Discounted Cash Flow Analysis 36

PRIVATE AND CONFIDENTIAL
Discounted Cash Flow Overview ¹
Indicative Valuation Overview Share Price Sensitivity Analysis ($)
Discounted Cash Flow Analysis
Base Case
($ millions, except per share values)
37
4Q 2010 2011E 2012E 2013E 2014E
Adjusted EBITDA ² $3.7 $14.8 $20.3 $23.9 $26.9
% Margin 6.5% 6.8% 11.4% 13.1% 14.4%
Less: Cash Taxes (0.6) (4.2) (4.5) (5.0) (5.3)
Less: Capex (0.5) (1.0) (1.0) (1.0) (1.0)
Less: Investment in Trademarks & Copyrights (0.6) (2.3) (2.3) (2.3) (2.3)
Less: Cash Restructuring - (12.0) (21.7) (1.0) (1.0)
Less: Deferred Acquisition Payments (0.3) (0.8) - - -
Less: London Club Financing (4.0) 0.7 0.8 0.8 0.8
Less: Extraordinary Expenses (19.6) (0.5) - - -
Plus: Asset Sale - - 20.0 - -
WC (Use)/Benefit 4.7 (0.7) 0.3 (0.2) (0.2)
Unlevered Free Cash Flow ($17.2) ($5.9) $12.0 $15.3 $17.9
Terminal Discount Rate (%)
Multiple
5
10.0% 10.5% 11.0% 11.5% 12.0%
6.0x $0.80 $0.73 $0.66 $0.59 $0.52
7.0x 1.33 1.25 1.17 1.09 1.02
8.0x 1.85 1.76 1.68 1.59 1.51
9.0x 2.37 2.27 2.18 2.08 1.99
10.0x 2.89 2.78 2.68 2.58 2.48
Share Price Including Non Operating Assets
Terminal Discount Rate (%)
Multiple
5
10.0% 10.5% 11.0% 11.5% 12.0%
6.0x $2.96 $2.86 $2.77 $2.68 $2.59
7.0x 3.49 3.39 3.28 3.18 3.08
8.0x 4.00 3.89 3.78 3.67 3.56
9.0x 4.52 4.39 4.27 4.15 4.04
10.0x 5.02 4.90 4.77 4.64 4.52
Valuation Summary Terminal Value Summary
Present Value of Enterprise $151.3 Terminal EBITDA $26.9
Less: Debt (115.0) Terminal EBITDA Multiple 8.0x
Plus: Cash 21.1 Terminal Value $214.9
Equity Value $57.4 Present Value of Enterprise $151.3
Shares Outstanding ³ 34.2 Present Value of TV $139.8
Share Price $1.68 Terminal Value %  of EV 92.4%
Plus: Value of Art
4
$0.38 Implied Perpetuity Growth
Plus: Value of Mansion
4
$1.28 WACC 11.0%
Plus: Value of NOLs $0.44 Terminal Unlevered FCF $17.9
Share Price (Incl. Non Op. Assets) $3.78 Implied Perpetuity Growth 2.5%
Source: Management projections
1. Valuation date as of 9/30/2010; Balance sheet data as of 6/30/2010
2. Adjusted EBITDA includes stock based compensation
3. Assumes a change of control and fully diluted shares outstanding based on the treasury stock method; all stock options and restricted stock units outstanding vest
4. Assumes mansion and art is sold in 1.5 years time at a 11.0% WACC, all tax related to sale is shielded by NOLs
5. Terminal EBITDA multiple is based on the LTM EBITDA multiple range of the Diversified Media and Licensing comparables

PRIVATE AND CONFIDENTIAL
Discounted Cash Flow Overview ¹
Indicative Valuation Overview Share Price Sensitivity Analysis ($)
Discounted Cash Flow Analysis
Upside Case
($ millions, except per share values)
38
4Q 2010 2011E 2012E 2013E 2014E
Adjusted EBITDA ² $3.7 $13.7 $26.0 $33.6 $43.5
% Margin 6.5% 6.3% 13.9% 17.0% 20.6%
Less: Cash Taxes (0.6) (4.2) (4.8) (5.6) (6.3)
Less: Capex (0.5) (1.0) (1.0) (1.0) (1.0)
Less: Investment in Trademarks & Copyrights (0.6) (2.3) (2.3) (2.3) (2.3)
Less: Cash Restructuring - (12.5) (22.2) (1.0) (1.0)
Less: Deferred Acquisition Payments (0.3) (0.8) - - -
Less: London Club Financing (4.0) 0.7 0.8 0.8 0.8
Less: Extraordinary Expenses (19.6) (0.5) - - -
Plus: Asset Sale - - 20.0 - -
WC (Use)/Benefit 4.7 0.3 0.3 (0.2) (0.2)
Unlevered Free Cash Flow ($17.2) ($6.4) $16.8 $24.4 $33.6
Terminal Discount Rate (%)
Multiple
5
10.0% 10.5% 11.0% 11.5% 12.0%
6.0x $3.35 $3.24 $3.13 $3.03 $2.93
7.0x 4.16 4.04 3.92 3.80 3.68
8.0x 4.97 4.83 4.70 4.57 4.44
9.0x 5.78 5.63 5.48 5.33 5.19
10.0x 6.59 6.42 6.26 6.10 5.94
Share Price Including Non Operating Assets
Terminal Discount Rate (%)
Multiple
5
10.0% 10.5% 11.0% 11.5% 12.0%
6.0x $5.61 $5.47 $5.34 $5.22 $5.09
7.0x 6.40 6.25 6.11 5.97 5.83
8.0x 7.20 7.03 6.87 6.72 6.57
9.0x 8.00 7.82 7.64 7.47 7.31
10.0x 8.80 8.60 8.42 8.23 8.05
Source: Management projections
1. Valuation date as of 9/30/2010; Balance sheet data as of 6/30/2010
2. Adjusted EBITDA includes stock based compensation
3. Assumes a change of control and fully diluted shares outstanding based on the treasury stock method; all stock options and restricted stock units outstanding vest
4. Assumes mansion and art is sold in 1.5 years time at a 11.0% WACC, all tax related to sale is shielded by NOLs
5. Terminal EBITDA multiple is based on the LTM EBITDA multiple range of the Diversified Media and Licensing comparables
Valuation Summary Terminal Value Summary
Present Value of Enterprise $259.1 Terminal EBITDA $43.5
Less: Debt (115.0) Terminal EBITDA Multiple 8.0x
Plus: Cash 21.1 Terminal Value $348.2
Equity Value $165.2 Present Value of Enterprise $259.1
Shares Outstanding ³ 35.2 Present Value of TV $226.4
Share Price $4.70 Terminal Value %  of EV 87.4%
Plus: Value of Art
4
$0.37 Implied Perpetuity Growth
Plus: Value of Mansion
4
$1.25 WACC 11.0%
Plus: Value of NOLs $0.56 Terminal Unlevered FCF $33.6
Share Price (Incl. Non Op. Assets) $6.87 Implied Perpetuity Growth 1.2%

PRIVATE AND CONFIDENTIAL
Discounted Cash Flow Overview ¹
Indicative Valuation Overview Share Price Sensitivity Analysis ($)
Discounted Cash Flow Analysis
Downside Case
($ millions, except per share values)
39
4Q 2010 2011E 2012E 2013E 2014E
Adjusted EBITDA ² $0.8 $4.9 $11.0 $10.4 $9.8
% Margin 1.5% 2.5% 7.2% 6.8% 6.5%
Less: Cash Taxes (0.6) (3.7) (4.4) (4.6) (4.9)
Less: Capex (0.5) (1.3) (1.3) (1.3) (1.3)
Less: Investment in Trademarks & Copyrights (0.6) (2.3) (2.3) (2.3) (2.3)
Less: Cash Restructuring - (12.0) (22.7) (5.0) (1.0)
Less: Deferred Acquisition Payments (0.3) (0.8) - - -
Less: London Club Financing (4.0) 0.7 0.8 0.8 0.8
Less: Extraordinary Expenses (2.6) (1.5) (1.0) (1.0) (13.5)
Plus: Asset Sale - - 10.0 - -
WC (Use)/Benefit 2.7 (2.7) 0.3 (0.2) (0.2)
Unlevered Free Cash Flow ($5.1) ($18.5) ($9.4) ($3.2) ($12.4)
Terminal Discount Rate (%)
Multiple
5
10.0% 10.5% 11.0% 11.5% 12.0%
6.0x ($2.81) ($2.83) ($2.84) ($2.85) ($2.87)
7.0x (2.62) (2.64) (2.65) (2.67) (2.68)
8.0x (2.42) (2.45) (2.47) (2.48) (2.50)
9.0x (2.23) (2.25) (2.28) (2.30) (2.32)
10.0x (2.04) (2.06) (2.09) (2.12) (2.14)
Share Price Including Non Operating Assets
Terminal Discount Rate (%)
Multiple
5
10.0% 10.5% 11.0% 11.5% 12.0%
6.0x ($1.12) ($1.15) ($1.17) ($1.19) ($1.22)
7.0x (0.93) (0.95) (0.98) (1.01) (1.04)
8.0x (0.73) (0.76) (0.79) (0.83) (0.86)
9.0x (0.54) (0.57) (0.61) (0.64) (0.67)
10.0x (0.34) (0.38) (0.42) (0.46) (0.49)
Source: Management projections
1. Valuation date as of 9/30/2010; Balance sheet data as of 6/30/2010
2. Adjusted EBITDA includes stock based compensation
3. Assumes a change of control and fully diluted shares outstanding based on the treasury stock method; all stock options and restricted stock units outstanding vest
4. Assumes mansion and art is sold in 1.5 years time at a 11.0% WACC, all tax related to sale is shielded by NOLs
5. Terminal EBITDA multiple is based on the LTM EBITDA multiple range of the Diversified Media and Licensing comparables
Valuation Summary Terminal Value Summary
Present Value of Enterprise $9.9 Terminal EBITDA $9.8
Less: Debt (115.0) Terminal EBITDA Multiple 8.0x
Plus: Cash 21.1 Terminal Value $78.6
Equity Value ($84.0) Present Value of Enterprise $9.9
Shares Outstanding ³ 34.1 Present Value of TV $51.1
Share Price ($2.47) Terminal Value %  of EV 516.9%
Plus: Value of Art
4
$0.38 Implied Perpetuity Growth
Plus: Value of Mansion
4
$1.29 WACC 11.0%
Plus: Value of NOLs $0.00 Terminal Unlevered FCF ($12.4)
Share Price (Incl. Non Op. Assets) ($0.79) Implied Perpetuity Growth N/A

PRIVATE AND CONFIDENTIAL
Discounted Cash Flow Overview ¹
Indicative Valuation Overview Share Price Sensitivity Analysis ($)
Discounted Cash Flow Analysis
Base Case with Project Synergy
($ millions, except per share values)
40
4Q 2010 2011E 2012E 2013E 2014E
Adjusted EBITDA ² $3.7 $19.8 $26.2 $30.9 $34.7
% Margin 6.5% 15.9% 20.1% 22.6% 24.5%
Less: Cash Taxes (0.6) (4.2) (4.5) (5.0) (5.3)
Less: Capex (0.5) (0.8) (0.8) (0.8) (0.8)
Less: Investment in Trademarks & Copyrights (0.6) (2.3) (2.3) (2.3) (2.3)
Less: Cash Restructuring - (11.9) (20.5) (1.0) (1.0)
Less: Deferred Acquisition Payments (0.3) (0.8) - - -
Less: London Club Financing (4.0) 0.7 0.8 0.8 0.8
Less: Extraordinary Expenses (19.6) (0.5) - - -
Plus: Asset Sale - 40.0 - - -
WC (Use)/Benefit 4.7 (1.2) 0.3 (0.2) (0.2)
Unlevered Free Cash Flow ($17.2) $39.1 ($0.6) $22.5 $26.0
Terminal Discount Rate (%)
Multiple
5
10.0% 10.5% 11.0% 11.5% 12.0%
6.0x $2.95 $2.86 $2.78 $2.69 $2.60
7.0x 3.60 3.50 3.40 3.31 3.21
8.0x 4.25 4.14 4.03 3.92 3.81
9.0x 4.89 4.77 4.65 4.53 4.41
10.0x 5.54 5.40 5.27 5.14 5.01
Share Price Including Non Operating Assets
Terminal Discount Rate (%)
Multiple
5
10.0% 10.5% 11.0% 11.5% 12.0%
6.0x $5.13 $5.02 $4.91 $4.81 $4.70
7.0x 5.77 5.65 5.53 5.41 5.29
8.0x 6.40 6.27 6.14 6.01 5.88
9.0x 7.04 6.89 6.75 6.61 6.47
10.0x 7.68 7.52 7.36 7.21 7.06
Source: Management projections
1.
Valuation date as of 9/30/2010; Balance sheet data as of 6/30/2010
2.
Adjusted EBITDA includes stock based compensation
3.
Assumes a change of control and fully diluted shares outstanding based on the treasury stock method; all stock options and restricted stock units outstanding vest
4.
Assumes mansion and art is sold in 1.5 years time at a 11.0% WACC, all tax related to sale is shielded by NOLs
5.
Terminal EBITDA multiple is based on the LTM EBITDA multiple range of the Diversified Media and Licensing comparables
Valuation Summary Terminal Value Summary
Present Value of Enterprise $234.7 Terminal EBITDA $34.7
Less: Debt (115.0) Terminal EBITDA Multiple 8.0x
Plus: Cash 21.1 Terminal Value $277.8
Equity Value $140.8 Present Value of Enterprise $234.7
Shares Outstanding ³ 35.0 Present Value of TV $180.6
Share Price $4.03 Terminal Value %  of EV 76.9%
Plus: Value of Art
4
$0.37 Implied Perpetuity Growth
Plus: Value of Mansion
4
$1.25 WACC 11.0%
Plus: Value of NOLs $0.48 Terminal Unlevered FCF $26.0
Share Price (Incl. Non Op. Assets) $6.14 Implied Perpetuity Growth 1.5%

PRIVATE AND CONFIDENTIAL
Discounted Cash Flow Overview ¹
Indicative Valuation Overview Share Price Sensitivity Analysis ($)
Discounted Cash Flow Analysis
Upside Case with Project Synergy
($ millions, except per share values)
41
4Q 2010 2011E 2012E 2013E 2014E
Adjusted EBITDA ² $3.7 $19.8 $30.6 $38.4 $47.1
% Margin 6.5% 15.8% 22.9% 26.8% 30.7%
Less: Cash Taxes (0.6) (4.4) (4.8) (5.6) (6.3)
Less: Capex (0.5) (0.8) (0.8) (0.8) (0.8)
Less: Investment in Trademarks & Copyrights (0.6) (2.3) (2.3) (2.3) (2.3)
Less: Cash Restructuring - (12.5) (22.2) (1.5) (1.5)
Less: Deferred Acquisition Payments (0.3) (0.8) - - -
Less: London Club Financing (4.0) 0.7 0.8 0.8 0.8
Less: Extraordinary Expenses (19.6) (0.5) - - -
Plus: Asset Sale - 40.0 - - -
WC (Use)/Benefit 4.7 (0.2) 0.3 (0.2) (0.2)
Unlevered Free Cash Flow ($17.2) $39.2 $1.7 $28.9 $36.9
Terminal Discount Rate (%)
Multiple
5
10.0% 10.5% 11.0% 11.5% 12.0%
6.0x $4.75 $4.63 $4.51 $4.40 $4.29
7.0x 5.62 5.49 5.36 5.23 5.10
8.0x 6.50 6.35 6.20 6.05 5.91
9.0x 7.37 7.21 7.04 6.88 6.72
10.0x 8.25 8.06 7.88 7.71 7.54
Share Price Including Non Operating Assets
Terminal Discount Rate (%)
Multiple
5
10.0% 10.5% 11.0% 11.5% 12.0%
6.0x $6.76 $6.62 $6.49 $6.36 $6.23
7.0x 7.63 7.47 7.32 7.18 7.03
8.0x 8.49 8.32 8.16 8.00 7.84
9.0x 9.36 9.18 9.00 8.82 8.64
10.0x 10.23 10.03 9.83 9.64 9.45
Valuation Summary Terminal Value Summary
Present Value of Enterprise $313.6 Terminal EBITDA $47.1
Less: Debt (115.0) Terminal EBITDA Multiple 8.0x
Plus: Cash 21.1 Terminal Value $376.9
Equity Value $219.7 Present Value of Enterprise $313.6
Shares Outstanding ³ 35.4 Present Value of TV $245.1
Share Price $6.20 Terminal Value %  of EV 78.1%
Plus: Value of Art
4
$0.37 Implied Perpetuity Growth
Plus: Value of Mansion
4
$1.24 WACC 11.0%
Plus: Value of NOLs $0.35 Terminal Unlevered FCF $36.9
Share Price (Incl. Non Op. Assets) $8.16 Implied Perpetuity Growth 1.1%
Source: Management projections
1. Valuation date as of 9/30/2010; Balance sheet data as of 6/30/2010
2.
Adjusted EBITDA includes stock based compensation
3.
Assumes a change of control and fully diluted shares outstanding based on the treasury stock method; all stock options and restricted stock units outstanding vest
4.
Assumes mansion and art is sold in 1.5 years time at a 11.0% WACC, all tax related to sale is shielded by NOLs
5.
Terminal EBITDA multiple is based on the LTM EBITDA multiple range of the Diversified Media and Licensing comparables

PRIVATE AND CONFIDENTIAL Appendix E: Leveraged Buyout Analysis 42

PRIVATE AND CONFIDENTIAL
Indicative Sources and Uses Implied Share Price Analysis ($)
Source: Management projections
1.Assumes mansion and art is sold in 1.5 years time at a 11.0% WACC, all tax is shielded by NOLs
2.Assumes cost of debt at 10.5%
3.Cash flow deficit in 4Q 2010 due to extraordinary items
4.Assumes a 4.0x 2012E leverage multiple
5.Assumes a 8.0x 2014E exit multiple
Leveraged Buyout Analysis
Base Case
($ millions, except per share values)
43
Sources Amount
Cash on Balance Sheet $ 21.1
Sale of Mansion and Art ¹ 56.9
Senior Secured Notes (@ 4.0x 2012E EBITDA)² 81.2
Sponsor Equity 63.4
Total Sources $ 222.7
Uses Amount
Minimum Cash $ 10.0
4Q 2010 Cash Flow Deficit ³ 17.2
Implied Equity Purchase Price 78.0
Outstanding Debt 115.0
Financing Fee (@ 3.0% of Note Payable) 2.4
Cash $ 222.7
Expected IRR % 25.0%
Implied Equity Purchase Price $ 78.0
Shares Outstanding 34.4
Implied Share Price $2.27
Expected
Exit Multiple – 2014E Adjusted EBITDA
4
IRR 6.0x 7.0x 8.0x 9.0x 10.0x
20.0% 1.85 2.22 2.59 2.96 3.32
22.5% 1.74 2.08 2.42 2.76 3.10
25.0% 1.64 1.95 2.27 2.59 2.90
27.5% 1.55 1.84 2.13 2.42 2.72
30.0% 1.46 1.73 2.00 2.28 2.55
Expected
2012E Leverage Multiple
5
IRR 3.0x 3.5x 4.0x 4.5x 5.0x
20.0% 2.45 2.52 2.59 2.67 2.74
22.5% 2.25 2.34 2.42 2.51 2.60
25.0% 2.06 2.17 2.27 2.37 2.48
27.5% 1.90 2.01 2.13 2.25 2.37
30.0% 1.75 1.88 2.00 2.14 2.27

PRIVATE AND CONFIDENTIAL
Indicative Sources and Uses Implied Share Price Analysis ($)
Source: Management projections
1.Assumes mansion and art is sold in 1.5 years time at a 11.0% WACC, all tax is shielded by NOLs
2.Assumes cost of debt at 10.5%
3.Cash flow deficit in 4Q 2010 due to extraordinary items
4.Assumes a 4.0x 2012E leverage multiple
5.Assumes a 8.0x 2014E exit multiple
Leveraged Buyout Analysis
Upside Case
($ millions, except per share values)
44
Sources Amount
Cash on Balance Sheet $ 21.1
Sale of Mansion and Art ¹ 56.9
Senior Secured Notes (@ 4.0x 2012E EBITDA)² 103.8
Sponsor Equity 117.6
Total Sources $ 299.5
Uses Amount
Minimum Cash $ 10.0
4Q 2010 Cash Flow Deficit ³ 17.2
Implied Equity Purchase Price 154.2
Outstanding Debt 115.0
Financing Fee (@ 3.0% of Note Payable) 3.1
Cash $ 299.5
Expected IRR % 25.0%
Implied Equity Purchase Price $ 154.2
Shares Outstanding 35.1
Implied Share Price $4.39
Expected
Exit Multiple – 2014E Adjusted EBITDA
4
IRR 6.0x 7.0x 8.0x 9.0x 10.0x
20.0% 3.81 4.39 4.97 5.55 6.13
22.5% 3.60 4.14 4.67 5.20 5.73
25.0% 3.41 3.90 4.39 4.89 5.38
27.5% 3.24 3.69 4.15 4.60 5.05
30.0% 3.08 3.50 3.92 4.34 4.76
Expected
2012E Leverage Multiple
5
IRR 3.0x 3.5x 4.0x 4.5x 5.0x
20.0% 4.80 4.88 4.97 5.06 5.15
22.5% 4.45 4.56 4.67 4.78 4.88
25.0% 4.14 4.27 4.39 4.52 4.65
27.5% 3.86 4.00 4.15 4.29 4.44
30.0% 3.61 3.77 3.92 4.08 4.24

PRIVATE AND CONFIDENTIAL
Indicative Sources and Uses Implied Share Price Analysis ($)
Source: Management projections
1.Assumes mansion and art is sold in 1.5 years time at a 11.0% WACC, all tax is shielded by NOLs
2.Assumes cost of debt at 10.5%
3.Cash flow deficit in 4Q 2010 due to extraordinary items
4.Assumes a 4.0x 2012E leverage multiple
5.Assumes a 8.0x 2014E exit multiple
Leveraged Buyout Analysis
Downside Case
($ millions, except per share values)
45
Sources Amount
Cash on Balance Sheet $ 21.1
Sale of Mansion and Art ¹ 56.9
Senior Secured Notes (@ 4.0x 2012E EBITDA)² 44.2
Sponsor Equity (0.7)
Total Sources $ 121.5
Uses Amount
Minimum Cash $ 10.0
4Q 2010 Cash Flow Deficit ³ 5.1
Implied Equity Purchase Price (9.9)
Outstanding Debt 115.0
Financing Fee (@ 3.0% of Note Payable) 1.3
Cash $ 121.5
Expected IRR % 25.0%
Implied Equity Purchase Price $ (9.9)
Shares Outstanding 34.1
Implied Share Price ($0.29)
Expected
Exit Multiple – 2014E Adjusted EBITDA
4
IRR 6.0x 7.0x 8.0x 9.0x 10.0x
20.0% (0.57) (0.43) (0.29) (0.15) (0.02)
22.5% (0.55) (0.42) (0.29) (0.16) (0.04)
25.0% (0.53) (0.41) (0.29) (0.17) (0.05)
27.5% (0.51) (0.40) (0.29) (0.18) (0.07)
30.0% (0.49) (0.39) (0.29) (0.19) (0.09)
Expected
2012E Leverage Multiple
5
IRR 3.0x 3.5x 4.0x 4.5x 5.0x
20.0% (0.38) (0.33) (0.29) (0.25) (0.21)
22.5% (0.39) (0.34) (0.29) (0.24) (0.19)
25.0% (0.41) (0.35) (0.29) (0.23) (0.17)
27.5% (0.42) (0.35) (0.29) (0.22) (0.16)
30.0% (0.43) (0.36) (0.29) (0.21) (0.14)

PRIVATE AND CONFIDENTIAL
Indicative Sources and Uses Implied Share Price Analysis ($)
Source: Management projections
1.Assumes mansion and art is sold in 1.5 years time at a 11.0% WACC, all tax is shielded by NOLs
2.Assumes cost of debt at 10.5%
3.Cash flow deficit in 4Q 2010 due to extraordinary items
4.Assumes a 4.0x 2012E leverage multiple
5.Assumes a 8.0x 2014E exit multiple
Leveraged Buyout Analysis
Base Case with Project Synergy
($ millions, except per share values)
46
Sources Amount
Cash on Balance Sheet $ 21.1
Sale of Mansion and Art ¹ 56.9
Senior Secured Notes (@ 4.0x 2012E EBITDA)² 104.9
Sponsor Equity 100.9
Total Sources $ 283.9
Uses Amount
Minimum Cash $ 10.0
4Q 2010 Cash Flow Deficit ³ 17.2
Implied Equity Purchase Price 138.6
Outstanding Debt 115.0
Financing Fee (@ 3.0% of Note Payable) 3.1
Cash $ 283.9
Expected IRR % 25.0%
Implied Equity Purchase Price $ 138.6
Shares Outstanding 34.9
Implied Share Price $3.97
Expected
Exit Multiple – 2014E Adjusted EBITDA
4
IRR 6.0x 7.0x 8.0x 9.0x 10.0x
20.0% 3.54 4.00 4.46 4.92 5.38
22.5% 3.35 3.77 4.20 4.62 5.05
25.0% 3.18 3.57 3.97 4.36 4.75
27.5% 3.02 3.39 3.75 4.11 4.48
30.0% 2.88 3.22 3.56 3.90 4.23
Expected
2012E Leverage Multiple
5
IRR 3.0x 3.5x 4.0x 4.5x 5.0x
20.0% 4.29 4.37 4.46 4.55 4.63
22.5% 3.98 4.09 4.20 4.31 4.41
25.0% 3.71 3.84 3.97 4.09 4.22
27.5% 3.47 3.61 3.75 3.90 4.04
30.0% 3.24 3.40 3.56 3.72 3.88

PRIVATE AND CONFIDENTIAL
Indicative Sources and Uses Implied Share Price Analysis ($)
Source: Management projections
1.Assumes mansion and art is sold in 1.5 years time at a 11.0% WACC, all tax is shielded by NOLs
2.Assumes cost of debt at 10.5%
3.Cash flow deficit in 4Q 2010 due to extraordinary items
4.Assumes a 4.0x 2012E leverage multiple
5.Assumes a 8.0x 2014E exit multiple
Leveraged Buyout Analysis
Upside Case with Project Synergy
($ millions, except per share values)
47
Sources Amount
Cash on Balance Sheet $ 21.1
Sale of Mansion and Art ¹ 56.9
Senior Secured Notes (@ 4.0x 2012E EBITDA)² 122.5
Sponsor Equity 140.0
Total Sources $ 340.5
Uses Amount
Minimum Cash $ 10.0
4Q 2010 Cash Flow Deficit ³ 17.2
Implied Equity Purchase Price 194.6
Outstanding Debt 115.0
Financing Fee (@ 3.0% of Note Payable) 3.7
Cash $ 340.5
Expected IRR % 25.0%
Implied Equity Purchase Price $ 194.6
Shares Outstanding 35.3
Implied Share Price $5.51
Expected
Exit Multiple – 2014E Adjusted EBITDA
4
IRR 6.0x 7.0x 8.0x 9.0x 10.0x
20.0% 4.94 5.57 6.19 6.82 7.44
22.5% 4.68 5.26 5.83 6.41 6.98
25.0% 4.45 4.98 5.51 6.04 6.57
27.5% 4.23 4.73 5.22 5.71 6.20
30.0% 4.04 4.50 4.95 5.40 5.86
Expected
2012E Leverage Multiple
5
IRR 3.0x 3.5x 4.0x 4.5x 5.0x
20.0% 5.99 6.09 6.19 6.29 6.39
22.5% 5.58 5.71 5.83 5.96 6.08
25.0% 5.21 5.36 5.51 5.66 5.80
27.5% 4.88 5.05 5.22 5.38 5.55
30.0% 4.58 4.76 4.95 5.14 5.32

PRIVATE AND CONFIDENTIAL Appendix F: Select Precedent Transactions 48

PRIVATE AND CONFIDENTIAL
Source: Public filings, Wall Street research
1. Represents Carl Icahn’s latest offer price to acquire Lions Gate, transaction still pending
Select Precedent Transactions
49
Transaction Value / NTM
Date Acquiror Target
Transaction Value
($mm) Revenue EBITDA
Sep-10 Carl Icahn ¹ Lions Gate ¹ $1,818 1.0x 12.6x
Apr-10 Iconix Peanuts Worldwide 175 2.3 10.4
Nov-09 Scripps Network Interactive Travel Channel 975 4.5 12.4
Aug-09 Disney Marvel 4,000 6.2 13.1
Jan-09 Lions Gate TV Guide 255 1.8 8.3
Jul-08 NBCU, Bain, Blackstone The Weather Channel 3,500 6.4 11.7
May-08 Cablevision Sundance Channel 496 6.2 13.5
Oct-07 NBC Universal Oxygen 875 4.7 12.5
Nov-06 Ripplewood Readers Digest 2,400 1.0 11.3
Low 1.0x 8.3x
Mean 3.8 11.8
Median 4.5 12.4
High 6.4 13.5

PRIVATE AND CONFIDENTIAL Appendix G: Miscellaneous 50

PRIVATE AND CONFIDENTIAL
Based on the latest appraisals done on July 2009 the mansion and art are worth:
– Mansion: $54mm
– Art: $19.7mm (~$3.6mm is to be sold at the end of auction, currently included in management projections)
The appraisal states the mansion could take up to 1.5 years to be sold
Mansion and art work discounted at Company WACC of 11.0%
Tax on sale of mansion and art are shielded by current NOLs
Value of Mansion and Art
Playboy currently has $153.5mm of federal NOLs and $131.4mm of local and state NOLs
– Any sale of the mansion and art will reduced the amount of NOLs outstanding
Valuation of NOLs based on Base Case management projections; EBT from 2015 onwards grown at average year-over-year GDP growth rate of 3% (last 50 years)
35% federal tax rate and 4.5% effective local and state tax rate
NOLs tax shield discounted at Company WACC of 11.0%
Value of NOLs
Source: Public filings, Management projections
Non-Operating Assets Valuation
51
Value to Shareholders
Apprasial Value
($mm)
Selling Costs
Adjusted Value Post
Selling Costs ($mm) Tax Basis NOLs Used if Sold
Discount Period
(Years) Amount Per Share
Mansion 54.0 5.0% 51.3 0.7 50.6 1.5 43.9 $1.26
Art Work 16.1 5.0% 15.3 1.3 14.0 1.5 13.1 $0.37
Total 70.1 66.6 2.0 64.5 56.9 $1.63
2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E
EBT (42.6) (25.4) 2.8 8.4 11.4 11.8 12.1 12.5 12.8 13.2 13.6 14.0
Federal NOL Tax Shield 0.0 0.0 1.0 2.9 4.0 4.1 4.2 4.4 4.5 4.6 4.8 2.8
State & Local NOL Tax Shield 0.0 0.0 0.1 0.4 0.5 0.5 0.5 0.6 0.6 0.6 0.2 0.0
Total NOL Tax Shield 0.0 0.0 1.1 3.3 4.5 4.6 4.8 4.9 5.1 5.2 5.0 2.8
TOTAL NPV OF NOL TAX SHIELD $21.4

PRIVATE AND CONFIDENTIAL
WACC Analysis
Source: Public filings, Bloomberg, Ibbotson
52
Playboy Weighted Average Cost of Capital
Playboy Debt to Capitalization 31.3%
Playboy Equity to Capitalization 68.7%
Weighted Average Cost of Debt 2.0%
Weighted Average Cost of Equity 9.1%
Playboy WACC 11.1%
Comparable Companies Levered Beta Total Debt ($000) Equity Value ($000) Debt / Equity Average Tax Rate Unlevered Beta
Walt Disney Co. 1.04 $12,627 $65,900 19.2% 38.0% 0.93
News Corp. 1.60 13,320 37,130 35.9% 38.0% 1.31
Time Warner Inc. 1.09 16,520 34,401 48.0% 38.0% 0.84
Viacom, Inc. 1.16 6,758 22,544 30.0% 38.0% 0.98
Iconix Brand Group, Inc. 1.67 606 1,333 45.5% 38.0% 1.30
Discovery Communications, Inc. 1.09 3,611 18,005 20.1% 38.0% 0.97
Scripps Networks Interactive, Inc. 1.11 884 8,000 11.1% 38.0% 1.04
World Wrestling Entertainment Inc. 0.98 3 978 0.3% 38.0% 0.98
Liberty Starz Group 0.71 46 3,450 1.3% 38.0% 0.70
Outdoor Channel Holdings, Inc. 1.05 1 162 0.7% 38.0% 1.04
The New York Times Company 1.59 773 1,147 67.4% 38.0% 1.12
Gannett Co., Inc. 1.90 2,630 3,006 87.5% 38.0% 1.23
Meredith Corp. 1.42 300 1,493 20.1% 38.0% 1.26
Median 1.11 $884 $3,450 20.1% 38.0% 1.04
Average 1.26 $4,468 $15,196 29.8% 38.0% 1.05
Playboy Cost of Debt
Estimated Pre-Tax Cost of Debt 10.5%
Tax Rate 40.0%
After-Tax Cost of Debt 6.3%
Playboy Cost of Equity
Risk-Free Rate (10-yr Treasury) 2.5%
Average Peer Group Unlevered Beta 1.05
Playboy Levered Beta 1.34
Size Premium 2.7%
Market Risk Premium 6.0%
Playboy Cost of Equity 13.3%